July 22, 1987

Mr. Ho Humphrey
Xoma Corporation
2910 Seventh Street
Emeryville, CA  94710

             RE:  BUILDINGS C, E AND F
                  LEASES AT AQUATIC PARK CENTER.

Dear Ho:

     This will confirm our agreement modifying those certain Leases entered into by Xoma Corporation with Seventh Street Properties II dated July 22, 1987 for certain space within Buildings C, E and F at the Aquatic Park Center. Notwithstanding anything to the contrary in the Leases, if the Commencement Date under one or more of the Leases is later than May 1, 1988, then the first Adjustment Date under Paragraph 4.2 of those Leases for which there is such a delayed Commencement Date shall be changed to that date which is "X" number of days after October 1, 1990. As used above, "X" shall be the number of days falling between May 1, 1988 and the Commencement Date for the Lease. Each Lease shall be considered separately such that if, by way of example only, the Commencement Date for Buildings C and E are before May 1, 1988 and the Commencement Date for Building F is after May 1, 1988, then only the Adjustment Date for Building F shall be changed as set forth above. If an Adjustment Date is changed, then subsequent Adjustment Dates for such Lease shall be each three years thereafter on the same date as such new Adjustment Date.

     Except as set forth above, the Leases remained unchanged and in full force and effect. Please indicate your


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Mr. Ho Humphrey
July 22, 1987
Page 2

acceptance of the terms of this letter by signing a copy of this letter and returning it directly to the undersigned.

                          SEVENTH STREET PROPERTIES II

                          By   /s/ Richard K. Robbins
                               ------------------------------
                                   RICHARD K. ROBBINS,
                                   General Partner

The terms set forth above are hereby agreed to on July 22, 1987.

XOMA CORPORATION

By /s/ Steven C. Mendell
----------------------------
         (Signature)

Chairman/ CEO
(Print Name & Title)